UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT No. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2005

TriQuint Semiconductor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway
Hillsboro, Oregon  97124

(Address of principal executive offices, including zip code)

(503) 615-9000
(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned Registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 29, 2005 as set forth in the pages attached hereto:

Item 9.01     Financial Statements and Exhibits

(b)       Pro forma financial information

The following unaudited consolidated condensed pro forma statements of operations for the year ended December 31, 2004 and three months ended March 31, 2005 are hereby included in this Form 8-K/A. These pro forma statements give effect to TriQuint’s disposition of its optoelectronic operations in Breinigsville, Pennsylvania, and Matamoros, Mexico as discontinued operations and TriQuint believes the provision of these unaudited condensed consolidated pro forma financial statements to be in compliance with the requirements of Article 11 of Regulation S-X as the most appropriate presentation under the circumstances.

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

(Unaudited)

(In thousands, except per share amounts)

			Continuing
	TriQuint	Discontinued	Operations
	Semiconductor	Optoelectronics	Pro Forma
	Historical	Operations	Adjustments -	Pro Forma
	Year Ended	Year Ended	Increase /	Year Ended
	December 31, 2004	December 31, 2004	(Decrease)	December 31, 2004

Revenues	$347,005	$34,034		$312,971
Cost of goods sold	246,576	37,853	103 (b)	208,826
Gross profit	100,429	(3,819)	(103)	104,145

Operating expenses:
Research, development and engineering	60,779	13,786		46,993
Selling, general and administrative	53,261	11,367	3,972 (a)	45,866
Reduction in workforce	2,005	1,576		429
Impairment of long-lived assets	15,533	14,823		710
Gain on disposal of equipment	(4,492)	(4,479)		(13)
Total operating expenses	127,086	37,073	3,972	93,985

Operating income (loss)	(26,657)	(40,892)	(4,075)	10,160

Other income (expense):
Interest income	7,126	—		7,126
Interest expense	(10,730)	—		(10,730)
Foreign currency gain (loss)	2,121	(4)		2,125
Impairment charge - investments in other companies	(1,189)	—		(1,189)
Gain on retirement of debt	539	—		539
Other, net	161	(26)		187
Other income (expense), net	(1,972)	(30)		(1,942)

Income (loss) from continuing operations, before income tax	(28,629)	(40,922)	(4,075)	8,218

Income tax expense	425	28		397
Income (loss) from continuing operations	(29,054)	(40,950)	(4,075)	7,821

Discontinued operations:
Loss from discontinued operations, before income tax				(36,847)
Income tax expense				28
Loss from discontinued operations				(36,875)
Net income loss	$(29,054)			$(29,054)

Basic per share net income (loss):
Income (loss) from continuing operations	$(0.21)			$0.06
Loss from discontinued operations				(0.27)
Basic per share net loss	$(0.21)			$(0.21)

Diluted per share net income (loss):
Income (loss) from continuing operations	$(0.21)			$0.06
Loss from discontinued operations				(0.27)
Diluted per share net loss	$(0.21)			$(0.21)

Weighted-average shares outstanding:	`
Basic	136,936			136,936
Diluted	136,936			138,960

Statement of Operations Pro Forma Adjustments:

(a)                                  Adjustment to the optoelectronics income statement is in regard to general and administrative, and sales and marketing expenses incurred by the corporate office which are allocated to each of the Company’s operating units. The amount presented represents the allocations to the optoelectronics operations that were not specifically identified as expenses of the optoelectronics operating unit. As a result of the Company reporting discontinued operations, EITF 87-24 does not allow corporate expenses to be allocated to the discontinued operations and the pro forma adjustment reverses this allocation to exclude these expenses from the discontinued operations results.

(b)                                 Adjustment is associated reserves held on the Company’s corporate books that were associated with the discontinued optoelectronics operations. The adjustments were recorded on the Corporate books and the pro forma adjustment is made to reflect the activity in the discontinued operations results.

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

(Unaudited)

(In thousands, except per share amounts)

			Continuing
	TriQuint	Discontinued	Operations
	Semiconductor	Optoelectronics	Pro Forma
	Historical	Operations	Adjustments -	Pro Forma
	Three Months Ended	Three Months Ended	Increase /	Three Months Ended
	March 31, 2005	March 31, 2005	(Decrease)	March 31, 2005

Revenues	$74,386	$7,421		$66,965
Cost of goods sold	54,390	6,473	666 (b)	48,583
Gross profit	19,996	948	(666)	18,382

Operating expenses:
Research, development and engineering	13,842	1,519		12,323
Selling, general and administrative	14,684	2,044	769 (a)	13,409
Reduction in workforce	495	495		—
Impairment of long-lived assets	31	—		31
Gain on disposal of equipment	(1,762)	(1,556)	—	(206)
Acquisition related charges	414	—		414
Total operating expenses	27,704	2,502	769	25,971

Operating income (loss)	(7,708)	(1,554)	(1,435)	(7,589)

Other income (expense):
Interest income	2,449	—		2,449
Interest expense	(2,495)	—		(2,495)
Foreign currency gain	77	5		72
Other, net	56	16		40
Other income (expense), net	87	21	—	66

Loss from continuing operations, before income tax	(7,621)	(1,533)	(1,435)	(7,523)

Income tax expense	124	32		92
Loss from continuing operations	(7,745)	(1,565)	(1,435)	(7,615)

Discontinued operations:
Loss from discontinued operations, before income tax				(98)
Income tax expense				32
Loss from discontinued operations	—			(130)

Net loss	$(7,745)			$(7,745)

Basic per share net loss:
Loss from continuing operations	$(0.06)			$(0.06)
Loss from discontinued operations				(0.00)
Basic per share net loss	$(0.06)			$(0.06)

Diluted per share net loss:
Loss from continuing operations	$(0.06)			$(0.06)
Loss from discontinued operations				(0.00)
Diluted per share net loss	$(0.06)			($0.06)

Weighted-average shares outstanding:
Basic	138,785			138,785
Diluted	138,785			138,785

Statement of Operations Pro Forma Adjustments:

(a)                                  Adjustment to the optoelectronics income statement is in regard to general and administrative, and sales and marketing expenses incurred by the corporate office which are allocated to each of the Company’s operating units. The amount presented represents the allocations to the optoelectronics operations that were not specifically identified as expenses of the optoelectronics operating unit. As a result of the Company reporting discontinued operations, EITF 87-24 does not allow corporate expenses to be allocated to the discontinued operations and the pro forma adjustment reverses this allocation to exclude these expenses from the discontinued operations results.

(b)                                 Adjustment is associated reserves held on the Company’s corporate books that were associated with the discontinued optoelectronics operations. The adjustments were recorded on the Corporate books and the pro forma adjustment is made to reflect the activity in the discontinued operations results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIQUINT SEMICONDUCTOR, INC.

By:	/s/ Raymond A. Link
Raymond A. Link Vice President, Finance and Administration, Chief Financial Officer and Secretary

Date:  May 16, 2005